INVESCO EUROPEAN SMALL COMPANY                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-1540
SERIES NO.:         18

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                     $ 3,773
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                     $    18
                                Class C                     $   435
                                Class Y                     $ 5,958

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                     $0.2769
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                     $0.1743
                                Class C                     $0.1743
                                Class Y                     $0.3130

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                      13,781
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                          88
                                Class C                       2,451
                                Class Y                      19,787

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                     $ 13.35
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                     $ 12.51
                                Class C                     $ 12.53
                                Class Y                     $ 13.41

INVESCO INTERNATIONAL SMALL COMPANY FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-1540
SERIES NO.:         19

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                      $ 2,737
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                      $    15
                                Class C                      $   244
                                Class Y                      $ 1,373
                                Class R5                     $   247
                                Class R6                     $   388

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                      $0.3685
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                      $0.2381
                                Class C                      $0.2381
                                Class Y                      $0.4087
                                Class R5                     $0.4226
                                Class R6                     $0.4354

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                        7,918
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                           64
                                Class C                        1,067
                                Class Y                        3,740
                                Class R5                         636
                                Class R6                       1,008

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                      $ 15.44
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                      $ 14.73
                                Class C                      $ 14.73
                                Class Y                      $ 15.46
                                Class R5                     $ 15.32
                                Class R6                     $ 15.31

INVESCO SMALL CAP EQUITY FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-1540
SERIES NO.:         21

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                                       39,108
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                                          255
                                Class C                                        4,862
                                Class R                                        5,507
                                Class Y                                       27,932
                                Class R5                                       7,185
                                Class R6                                       4,009

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                                      $ 14.25
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                                      $ 11.70
                                Class C                                      $ 11.69
                                Class R                                      $ 13.48
                                Class Y                                      $ 14.66
                                Class R5                                     $ 15.54
                                Class R6                                     $ 15.61

INVESCO GLOBAL CORE EQUITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-1540
SERIES NO.:         23

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                      $ 7,430
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                      $    38
                                Class C                      $   204
                                Class R                      $     8
                                Class Y                      $   304
                                Class R5                     $     3

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                      $0.1379
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                      $0.0319
                                Class C                      $0.0319
                                Class R                      $0.1033
                                Class Y                      $0.1740
                                Class R5                     $0.1883

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                       53,995
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                        1,163
                                Class C                        6,323
                                Class R                           76
                                Class Y                        1,873
                                Class R5                          29

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                      $ 13.89
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                      $ 13.23
                                Class C                      $ 13.26
                                Class R                      $ 13.88
                                Class Y                      $ 13.88
                                Class R5                     $ 14.06